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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Rodger
L. Johnson and Felix L. Boccucci, Jr. and Chad Wachter and each of them, with the power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity state below any or all amendments or post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons, in the capacities indicated below, on this 15th day of October, 1999.

                     SIGNATURE                                             TITLE
                     ---------                                             -----

               /s/ RODGER L. JOHNSON                 President, Chief Executive Officer and Director
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                 Rodger L. Johnson

            /s/ CAMPBELL B. LANIER, III              Chairman of the Board of Directors
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              Campbell B. Lanier, III

             /s/ WILLIAM H. SCOTT, III               Director
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               William H. Scott, III